Exhibit 10.33

CONSENT AND WAIVER AGREEMENT

This CONSENT AND WAIVER AGREEMENT (this "Agreement") is entered into and effective as of November 23, 2015, among FIG LLC, a Delaware limited liability company (the "Borrower"), certain Subsidiaries and Affiliates of the Borrower (the "Guarantors"), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are party to that certain Credit Agreement, dated as of February 26, 2013 (as amended, restated, supplemented, waived and modified from time to time, the "Credit Agreement");

WHEREAS, certain of the Loan Parties propose to enter into and consummate the transactions described on Exhibit A hereto (together with such other transactions reasonably necessary or desirable to consummate the foregoing (but for the avoidance of doubt not increasing the Purchase Price or the interest rate on the Promissory Notes (each as defined in Exhibit A)), the "Specified Transactions");

WHEREAS, the Borrower has requested that the Lenders consent to the Specified Transactions and waive any Default or Event of Default resulting therefrom; and

WHEREAS, the Required Lenders are willing to agree to such consent and waiver, subject to the terms and conditions as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.Consent and Waiver under Credit Agreement. Pursuant to Section 11.01 of the Credit Agreement, the Required Lenders hereby consent to the consummation of the Specified Transactions and the performance by the relevant Loan Parties of their respective obligations under the Specified Transactions. Notwithstanding anything to the contrary in any Loan Document, the Required Lenders hereby agree that neither the consummation of the Specified Transactions nor the performance by the relevant Loan Parties of their respective obligations under the Specified Transactions will constitute or result in any Default or Event of Default. The Administrative Agent hereby acknowledges such consent and agreement by the Required Lenders. The waiver herein is limited solely to the specific waiver identified above and, except as expressly set forth herein, nothing contained in this Agreement shall be deemed to constitute a waiver of any future Default or Event of Default or of any other rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law.

2.Effectiveness; Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors and the Required Lenders.

3.Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified in accordance with the consent and waiver set forth in this Agreement. Except as herein specifically set forth in this Agreement, the Credit Agreement, as modified hereby, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. Each of the Loan Parties acknowledges and consents to the consent and waiver set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents (including, without limitation, the indemnity obligations and guaranty obligations set forth therein) and that this Agreement shall constitute a Loan Document.

4.Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:

(a)It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(b)This Agreement has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Agreement.

(d)The execution and delivery of this Agreement does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries' Organization Documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

5.Representations and Warranties of the Loan Parties. The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (a) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof (except (i) to the extent a representation and warranty specifically refers to an earlier date and then as of such earlier date and (ii) for any representation or warranty that is qualified by materiality or Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) and (b) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

6.Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or electronic transmission of a "PDF" copy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

7.GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:                FIG LLC,
a Delaware limited liability company
By:/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary
GUARANTORS:            FORTRESS OPERATING ENTITY I LP,
a Delaware limited partnership
By: FIG Corp, its General Partner
By:/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary
PRINCIPAL HOLDINGS I LP,
a Delaware limited partnership
By: FIG Asset Co. LLC, its General Partner
By:/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary
FORTRESS PRINCIPAL INVESTMENT HOLDINGS LLC,
a Delaware limited liability company
By:/s/ David N. Brooks
Name: David N. Brooks
Title: General Counsel
FORTRESS PRINCIPAL INVESTMENT GROUP LLC,
a Delaware limited liability company
By:/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary

FORTRESS PRINCIPAL INVESTMENT HOLDINGS IV LLC,
a Delaware limited liability company
By:/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary
FORTRESS INVESTMENT FUND GP (HOLDINGS) LLC,
a Delaware limited liability company
By:/s/ David N. Brooks
Name: David N. Brooks
Title: Secretary
FIG Partners Pool (A) LLC,
a Delaware limited liability company
By:/s/ David N. Brooks
Name: David N. Brooks
Title: General Counsel
FIG Partners Pool (P2) LLC,
a Delaware limited liability company
By:/s/ David N. Brooks
Name: David N. Brooks
Title: General Counsel

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

By:/s/ Mollie S Canup
Name: Mollie S Canup
Title: Vice President

LENDERS:
BARCLAYS BANK PLC,
as a Lender

By:/s/ Mathew Cybul
Name: Mathew Cybul
Title: Assistant Vice President

CITIBANK, N.A.,
as a Lender

By:/s/ Erik Andersen
Name: Erik Andersen
Title: Vice President

CREDIT SUISEE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:/s/ Doreen Barr
Name: Doreen Barr
Title: Authorized Signatory

By:/s/ Jayant Rao
Name: Jayant Rao
Title: Authorized Signatory

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Lender

By:/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By:/s/ Michael Shannon
Name: Michael Shannon
Title: Vice President

GOLDMAN SACHS BANK USA,
as a Lender

By:/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.,
as a Lender

By:/s/ Harry Comninellis
Name: Harry Comninellis
Title: Authorized Signatory

WELLS FARGO BANK, N.A.,
as a Lender

By:/s/ Rosy Le Cohen
Name: Rosy Le Cohen
Title: Managing Director

Exhibit A - Specified Transactions

The following transactions are designed to purchase the equity from a resigning Principal, Michael E. Novogratz (“Novogratz”). Fortress Operating Entity I LP, a Delaware limited partnership (“FOE I”), FOE II (New) LP, a Delaware limited partnership (“FOE II”), and Principal Holdings I LP, a Delaware limited partnership (“PH,” and collectively with FOE I and FOE II, the "Purchasers") intend to enter into a purchase agreement in substantially the form delivered to the Administrative Agent as of the date of this Agreement (the "Purchase Agreement") with Novogratz and one or more Persons affiliated with Novogratz (collectively, the "Sellers"), pursuant to which, among other things, the Purchasers will, directly or indirectly, purchase from the Sellers approximately (i) 56,817,035 Class B Shares of Public FIG (the "Class B Shares"), (ii) 56,817,035 Class B Common Units of FOE I (the "FOE I Units"), (iii) 56,817,035 Class B Common Units of FOE II (the "FOE II Units") and (iv) 56,817,035 Class B Common Units of PH (the "PH Units" and, together with the Class B Shares, the FOE I Units and the FOE II Units, the "Purchased Shares"), on the terms and subject to the conditions set forth in the Purchase Agreement.

The Purchased Shares will be purchased on or prior to December 31, 2015, for an aggregate purchase price in an amount not to exceed $270,000,000 (the "Purchase Price"). Up to $100,000,000 of the Purchase Price will be paid in cash at the closing. The Purchasers’ obligations to pay the remaining portion of the Purchase Price will be evidenced by one or more unsecured promissory notes in substantially the form delivered to the Administrative Agent as of the date of this Agreement (the "Promissory Notes"), which will amortize and have a final maturity date no later than December 31, 2017, as more fully set forth in the Promissory Notes. The Promissory Notes will provide that if an Event of Default occurs under the Credit Agreement, the Purchasers will not make any payments thereunder for so long as such Event of Default continues.

The Purchased Shares may be held by any of the Purchasers, transferred to other Loan Parties or Subsidiaries, cancelled or retired, distributed to Public FIG or any Affiliate thereof, delivered to employees, officers or directors in respect of any obligations of Public FIG pursuant to a stock incentive plan, or otherwise disposed of.

The Purchasers and other Loan Parties will pay fees and expenses in connection with the Purchase Agreement, the Promissory Notes and the consummation of the transactions contemplated thereby.